                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 26, 2005
                                                          --------------

                              --------------------

                               CEPTOR CORPORATION
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

 DELAWARE                          333-105793             11-2897392
 --------                          ----------             ----------
(State or Other Jurisdiction      (Commission             (IRS Employer
 of Incorporation)                File Number)           Identification No.)

    200 INTERNATIONAL CIRCLE, SUITE 5100, HUNT VALLEY, MARYLAND     21030
    -----------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (401) 527-9998
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE.

     On April 26, 2005, at a conference call previously announced in a April 21,
2005 press release, William H. Pursley, the Chairman and Chief Executive Officer
of  CepTor  Corporation,  a  Delaware  corporation  (the  "Company"),  delivered prepared  remarks in respect of the  Company's  Annual Report on Form 10-KSB for its fiscal year ended December 31, 2004 and to update investors on other matters concerning the Company.  A copy of Mr. Pursley's remarks is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the
Company  expressly sets forth in such future filing that such  information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.     FINANCIAL STATEMENT AND EXHIBITS.

     (c)       Exhibits.

               EXHIBIT NO.    DESCRIPTION
               -----------    -----------

               99.1           Remarks delivered by William H. Pursley,  at April
                              26, 2005 Conference Call

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         CEPTOR CORPORATION

Date: April 26, 2005
                                         By:/s/ William H. Pursley
                                            ------------------------------------
                                            William H. Pursley,
                                            Chairman and Chief Executive Officer